                                                                 MORGAN STANLEY

-------------------------------------------------------------------------------
07/12/2001  13:24:46  CARVE Version 575.0  /wmorgold
MS MS SERIES 2001-TOP 3 Class A1
-------------------------------------------------------------------------------

Class                  A1                     Settlement Date         07/31/2001
Original Balance       256,455,491.56         Dated Date              07/01/2001
Current Balance        256,456,000.00         First Payment Date      08/15/2001
Credit Rating          AA/AAA                 Next Payment Date       08/15/2001
Market Desc            N/A                    Payment Freq            Monthly
Factor                 1.00000198             Interest Freq           Monthly



Coupon                 6.23000                Cusip                   N/A
Delay                  14                     Yield Table Date        07/12/2001
Lead Manager           Morgan Stanley & Co    Yield Frequency         SemiAnnual
Orig Deal Size         1,004,980,260.50       Yield Day Count         30/360
Number of Tranches     21
Deal Age               0

PREPAY                  CPR 0    (!YM)CPR 25     (!YM)CPR 50     (!YM)CPR 75    (!YM)CPR 100
---------------------------------------------------------------------------------------------
Price/Yield
---------------------------------------------------------------------------------------------
          99/30           6.268          6.268           6.268            6.268         6.268
          99/31           6.261          6.261           6.261            6.261         6.261
         100/00           6.254          6.254           6.254            6.254         6.254
         100/01           6.248          6.248           6.248            6.248         6.247
         100/02           6.241          6.241           6.241            6.241         6.240
         100/03           6.234          6.234           6.234            6.234         6.233
         100/04           6.227          6.227           6.227            6.227         6.227
         100/05           6.220          6.220           6.220            6.220         6.220
         100/06           6.214          6.213           6.213            6.213         6.213
         100/07           6.207          6.207           6.207            6.207         6.206
         100/08           6.200          6.200           6.200            6.200         6.199
         100/09           6.193          6.193           6.193            6.193         6.192
         100/10           6.186          6.186           6.186            6.186         6.185
         100/11           6.179          6.179           6.179            6.179         6.179
         100/12           6.173          6.173           6.173            6.172         6.172
         100/13           6.166          6.166           6.166            6.166         6.165
         100/14           6.159          6.159           6.159            6.159         6.158
         100/15           6.152          6.152           6.152            6.152         6.151
         100/16           6.146          6.145           6.145            6.145         6.144
         100/17           6.139          6.139           6.139            6.138         6.138
         100/18           6.132          6.132           6.132            6.132         6.131
--------------------------------------------------------------------------------------------
AVERAGE LIFE               5.70           5.70            5.69             5.69          5.65
FIRST PRIN           08/15/2001     08/15/2001      08/15/2001       08/15/2001    08/15/2001
LAST PRIN            11/15/2010     11/15/2010      10/15/2010       09/15/2010    09/15/2010
PAYMENT WINDOW              112            112             111              110           110
ACCRUAL FACTOR           0.5192         0.5192          0.5192           0.5192        0.5192
MOD DURATION @ 100/08      4.55           4.55            4.55             4.55          4.55

Page 1 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY

                                                                 MORGAN STANLEY

-------------------------------------------------------------------------------
07/12/2001  13:24:46  CARVE Version 575.0  /wmorgold
MS MS SERIES 2001-TOP 3 Class A2
-------------------------------------------------------------------------------
Class                  A2                     Settlement Date         07/31/2001
Original Balance       617,439,508.44         Dated Date              07/01/2001
Current Balance        617,439,000.00         First Payment Date      08/15/2001
Credit Rating          AAA/AAA                Next Payment Date       08/15/2001
Market Desc            N/A                    Payment Freq            Monthly
Factor                 0.99999918             Interest Freq           Monthly



Coupon                 6.62000                Cusip                   N/A
Delay                  14                     Yield Table Date        07/12/2001
Lead Manager           Morgan Stanley & Co    Yield Frequency         SemiAnnual
Orig Deal Size         1,004,980,260.50       Yield Day Count         30/360
Num of Tranches        21
Deal Age               0

PREPAY                  CPR 0    (!YM)CPR 25     (!YM)CPR 50     (!YM)CPR 75    (!YM)CPR 100
---------------------------------------------------------------------------------------------
Price/Yield
---------------------------------------------------------------------------------------------
         100/06           6.646          6.646            6.646           6.645         6.644
         100/07           6.641          6.641            6.641           6.641         6.640
         100/08           6.637          6.637            6.637           6.636         6.635
         100/09           6.632          6.632            6.632           6.632         6.631
         100/10           6.628          6.628            6.628           6.628         6.626
         100/11           6.623          6.623            6.623           6.623         6.622
         100/12           6.619          6.619            6.619           6.619         6.617
         100/13           6.614          6.614            6.614           6.614         6.613
         100/14           6.610          6.610            6.610           6.610         6.608
         100/15           6.606          6.606            6.605           6.605         6.604
         100/16           6.601          6.601            6.601           6.601         6.599
         100/17           6.597          6.597            6.597           6.596         6.595
         100/18           6.592          6.592            6.592           6.592         6.590
         100/19           6.588          6.588            6.588           6.587         6.586
         100/20           6.583          6.583            6.583           6.583         6.581
         100/21           6.579          6.579            6.579           6.579         6.577
         100/22           6.575          6.574            6.574           6.574         6.572
         100/23           6.570          6.570            6.570           6.570         6.568
         100/24           6.566          6.566            6.565           6.565         6.563
         100/25           6.561          6.561            6.561           6.561         6.559
         100/26           6.557          6.557            6.557           6.556         6.554
-------------------------------------------------------------------------------------------
AVERAGE LIFE               9.74           9.73            9.71             9.69          9.50
FIRST PRIN           11/15/2010     11/15/2010      10/15/2010       09/15/2010    09/15/2010
LAST PRIN            06/15/2011     06/15/2011      06/15/2011       06/15/2011    05/15/2011
PAYMENT WINDOW                8              8               9               10             9
ACCRUAL FACTOR           0.5517         0.5517          0.5517           0.5517        0.5517
MOD DURATION @ 100/16      6.97           6.96            6.95             6.94          6.84

     Page 2 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY

                                                                 MORGAN STANLEY

-------------------------------------------------------------------------------
07/12/2001  13:24:46  CARVE Version 575.0  /wmorgold
MS MS SERIES 2001-TOP 3 Class B
-------------------------------------------------------------------------------
Class                  B                      Settlement Date         07/31/2001
Original Balance       30,843,000.00          Dated Date              07/01/2001
Current Balance        30,843,000.00          First Payment Date      08/15/2001
Credit Rating          AA/AAA                 Next Payment Date       08/15/2001
Market Dense           N/A                    Payment Freq            Monthly
Factor                 1.00000000             Interest Freq           Monthly


Coupon                 6.78000                Cusip                   N/A
Delay                  14                     Yield Table Date        07/12/2001
Lead Manager           Morgan Stanley & Co    Yield Frequency         SemiAnnual
Orig Deal Size         1,004,980,260.50       Yield Day Count         30/360
Num of Tranches        21
Deal Age               0

PREPAY                  CPR 0    (!YM)CPR 25     (!YM)CPR 50     (!YM)CPR 75    (!YM)CPR 100
--------------------------------------------------------------------------------------------
Price/Yield
--------------------------------------------------------------------------------------------
         100/06           6.810          6.810            6.810          6.810          6.810
         100/07           6.806          6.805            6.805          6.805          6.805
         100/08           6.801          6.801            6.801          6.801          6.801
         100/09           6.797          6.797            6.797          6.797          6.796
         100/10           6.792          6.792            6.792          6.792          6.792
         100/11           6.788          6.788            6.788          6.788          6.787
         100/12           6.783          6.783            6.783          6.783          6.783
         100/13           6.779          6.779            6.779          6.779          6.779
         100/14           6.775          6.775            6.775          6.775          6.774
         100/15           6.770          6.770            6.770          6.770          6.770
         100/16           6.766          6.766            6.766          6.766          6.765
         100/17           6.762          6.761            6.761          6.761          6.761
         100/18           6.757          6.757            6.757          6.757          6.756
         100/19           6.753          6.753            6.753          6.753          6.752
         100/20           6.748          6.748            6.748          6.748          6.748
         100/21           6.744          6.744            6.744          6.744          6.743
         100/22           6.740          6.740            6.740          6.739          6.739
         100/23           6.735          6.735            6.735          6.735          6.734
         100/24           6.731          6.731            6.731          6.731          6.730
         100/25           6.726          6.726            6.726          6.726          6.726
         100/26           6.722          6.722            6.722          6.722          6.721
---------------------------------------------------------------------------------------------
AVERAGE LIFE              10.00           9.99             9.99            9.98          9.92
FIRST PRIN           06/15/2011     06/15/2011       06/15/2011      06/15/2011    05/15/2011
LAST PRIN            03/15/2012     03/15/2012       03/15/2012      03/15/2012    01/15/2012
PAYMENT WINDOW               10             10               10              10             9
ACCRUAL FACTOR           0.5650         0.5650           0.5650          0.5650        0.5650
MOD DURATION @ 100/16      7.04           7.04             7.04            7.03          7.00

     Page 3 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY

                                                                 MORGAN STANLEY

-------------------------------------------------------------------------------
07/12/2001  13:24:46  CARVE Version 575.0  /wmorgold
MS MS SERIES 2001-TOP 3 Class C
-------------------------------------------------------------------------------
Class                  C                      Settlement Date         07/31/2001
Original Balance       28,273,000.00          Dated Date              07/01/2001
Current Balance        28,273,000.00          First Payment Date      08/15/2001
Credit Rating          A/A                    Next Payment Date       08/15/2001
Market Desc            N/A                    Payment Freq            Monthly
Factor                 1.00000000             Interest Freq           Monthly


Coupon                 7.05000                Cusip                   N/A
Delay                  14                     Yield Table Date        07/12/2001
Lead Manager           Morgan Stanley & Co    Yield Frequency         SemiAnnual
Orig Deal Size         1,004,980,260.50       Yield Day Count         30/360
Num of Tranches        21
Deal Age               0

PREPAY                  CPR 0    (!YM)CPR 25     (!YM)CPR 50     (!YM)CPR 75    (!YM)CPR 100
---------------------------------------------------------------------------------------------
Price/Yield
---------------------------------------------------------------------------------------------
         100/06           7.091          7.091            7.091           7.091         7.091
         100/07           7.087          7.087            7.087           7.087         7.087
         100/08           7.083          7.083            7.083           7.083         7.083
         100/09           7.079          7.079            7.079           7.079         7.078
         100/10           7.075          7.075            7.075           7.075         7.074
         100/11           7.071          7.071            7.071           7.071         7.070
         100/12           7.067          7.067            7.067           7.067         7.066
         100/13           7.063          7.063            7.063           7.062         7.062
         100/14           7.059          7.059            7.059           7.058         7.058
         100/15           7.055          7.055            7.055           7.054         7.054
         100/16           7.051          7.051            7.050           7.050         7.050
         100/17           7.047          7.047            7.046           7.046         7.046
         100/18           7.043          7.043            7.042           7.042         7.042
         100/19           7.039          7.038            7.038           7.038         7.037
         100/20           7.035          7.034            7.034           7.034         7.033
         100/21           7.030          7.030            7.030           7.030         7.029
         100/22           7.026          7.026            7.026           7.026         7.025
         100/23           7.022          7.022            7.022           7.022         7.021
         100/24           7.018          7.018            7.018           7.018         7.017
         100/25           7.014          7.014            7.014           7.014         7.013
         100/26           7.010          7.010            7.010           7.010         7.009
---------------------------------------------------------------------------------------------
AVERAGE LIFE              11.48          11.46            11.44           11.40         11.32
FIRST PRIN           03/15/2012     03/15/2012       03/15/2012      03/15/2012    01/15/2012
LAST PRIN            07/15/2013     07/15/2013       07/15/2013      07/15/2013    04/15/2013
PAYMENT WINDOW               17             17               17              17            16
ACCRUAL FACTOR           0.5875         0.5875           0.5875          0.5875        0.5875
MOD DURATION @ 100/16      7.62           7.61             7.60            7.59          7.55

     Page 4 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY

                                                                 MORGAN STANLEY

-------------------------------------------------------------------------------
07/16/2001  14:57:19  CARVE Version 575.0  /wmorgold
MSDWC MSDWC SERIES 2001-TOP 3 Class A1
-------------------------------------------------------------------------------

Class                  A1                     Settlement Date         07/30/2001
Original Balance       60,642,185.98          Dated Date              07/01/2001
Current Balance        50,000,000.00          First Payment Date      08/15/2001
Credit Rating          AAA/AAA                Next Payment Date       08/15/2001
Market Desc            N/A                    Payment Freq            Monthly
Factor                 0.82450854             Interest Freq           Monthly



Coupon                 5.51000                Cusip                   N/A
Delay                  14                     Yield Table Date        07/16/2001
Lead Manager           Morgan Stanley & Co    Yield Frequency         SemiAnnual
Orig Deal Size         1,522,419,768.94       Yield Day Count         30/360
Number of Tranches     22
Deal Age               0

PREPAY                  CPR 0    (!YM)CPR 25     (!YM)CPR 50     (!YM)CPR 75    (!YM)CPR 100
---------------------------------------------------------------------------------------------
Price/Yield
---------------------------------------------------------------------------------------------
          99/22           5.610          5.610           5.610            5.610         5.610
          99/23           5.598          5.598           5.598            5.598         5.598
          99/24           5.587          5.587           5.587            5.587         5.587
          99/25           5.575          5.575           5.575            5.575         5.575
          99/26           5.564          5.564           5.564            5.564         5.563
          99/27           5.552          5.552           5.552            5.552         5.552
          99/28           5.540          5.540           5.540            5.540         5.540
          99/29           5.529          5.529           5.529            5.529         5.528
          99/30           5.517          5.517           5.517            5.517         5.517
          99/31           5.506          5.506           5.506            5.506         5.505
         100/00           5.494          5.494           5.494            5.494         5.493
         100/01           5.483          5.483           5.483            5.482         5.481
         100/02           5.471          5.471           5.471            5.471         5.470
         100/03           5.460          5.460           5.460            5.459         5.458
         100/04           5.448          5.448           5.448            5.448         5.446
         100/05           5.437          5.437           5.436            5.436         5.435
         100/06           5.425          5.425           5.425            5.425         5.423
         100/07           5.414          5.414           5.413            5.413         5.411
         100/08           5.402          5.402           5.402            5.402         5.400
         100/09           5.391          5.391           5.390            5.390         5.388
         100/10           5.379          5.379           5.379            5.379         5.376
--------------------------------------------------------------------------------------------
AVERAGE LIFE               3.07           3.06            3.06             3.06          3.02
FIRST PRIN           08/15/2001     08/15/2001      08/15/2001       08/15/2001    08/15/2001
LAST PRIN            06/15/2006     06/15/2006      06/15/2006       06/15/2006    05/15/2006
PAYMENT WINDOW               59             59              59               59            58
ACCRUAL FACTOR           0.4439         0.4439          0.4439           0.4439        0.4439
MOD DURATION @ 100/08      2.70           2.69            2.69             2.69          2.66

Page 5 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY

                                                                 MORGAN STANLEY

-------------------------------------------------------------------------------
07/16/2001  14:57:19  CARVE Version 575.0  /wmorgold
MSDWC MSDWC SERIES 2001-TOP 3 Class A2
-------------------------------------------------------------------------------
Class                  A2                     Settlement Date         07/30/2001
Original Balance       617,439,508.44         Dated Date              07/01/2001
Current Balance        617,439,000.00         First Payment Date      08/15/2001
Credit Rating          AAA/AAA                Next Payment Date       08/15/2001
Market Desc            N/A                    Payment Freq            Monthly
Factor                 0.16195919             Interest Freq           Monthly



Coupon                 6.62000                Cusip                   N/A
Delay                  14                     Yield Table Date        07/16/2001
Lead Manager           Morgan Stanley & Co    Yield Frequency         SemiAnnual
Orig Deal Size         1,522,419,768.94       Yield Day Count         30/360
Num of Tranches        22
Deal Age               0

PREPAY                  CPR 0    (!YM)CPR 25     (!YM)CPR 50     (!YM)CPR 75    (!YM)CPR 100
---------------------------------------------------------------------------------------------
Price/Yield
---------------------------------------------------------------------------------------------
          99/30           6.262          6.262            6.262           6.262         6.261
          99/31           6.255          6.255            6.255           6.255         6.255
         100/00           6.248          6.248            6.248           6.248         6.248
         100/01           6.241          6.241            6.241           6.241         6.241
         100/02           6.234          6.234            6.234           6.234         6.234
         100/03           6.228          6.228            6.228           6.228         6.227
         100/04           6.221          6.221            6.221           6.221         6.220
         100/05           6.214          6.214            6.214           6.214         6.213
         100/06           6.207          6.207            6.207           6.207         6.206
         100/07           6.200          6.200            6.200           6.200         6.200
         100/08           6.194          6.193            6.193           6.193         6.193
         100/09           6.187          6.187            6.187           6.187         6.186
         100/10           6.180          6.180            6.180           6.180         6.179
         100/11           6.173          6.173            6.173           6.173         6.172
         100/12           6.166          6.166            6.166           6.166         6.165
         100/13           6.160          6.159            6.159           6.159         6.159
         100/14           6.153          6.153            6.153           6.153         6.152
         100/15           6.146          6.146            6.146           6.146         6.145
         100/16           6.139          6.139            6.139           6.139         6.138
         100/17           6.132          6.132            6.132           6.132         6.131
         100/18           6.126          6.126            6.125           6.125         6.124
-------------------------------------------------------------------------------------------
AVERAGE LIFE               5.70           5.70            5.69             5.69          5.65
FIRST PRIN           08/15/2001     08/15/2001      08/15/2001       08/15/2001    08/15/2001
LAST PRIN            11/15/2010     11/15/2010      10/15/2010       09/15/2010    09/15/2010
PAYMENT WINDOW              112            112             111              110           110
ACCRUAL FACTOR           0.5011         0.5011          0.5011           0.5011        0.5011
MOD DURATION @ 100/16      4.56           4.55            4.55             4.55          4.52

     Page 6 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY

                                                                 MORGAN STANLEY

-------------------------------------------------------------------------------
07/16/2001  14:57:19  CARVE Version 575.0  /wmorgold
MSDWC MSDWC SERIES 2001-TOP 3 Class A3
-------------------------------------------------------------------------------
Class                  A3                     Settlement Date         07/30/2001
Original Balance       95,813,814.02          Dated Date              07/01/2001
Current Balance        106,456,000.00         First Payment Date      08/15/2001
Credit Rating          AAA/AAA                Next Payment Date       08/15/2001
Market Dense           N/A                    Payment Freq            Monthly
Factor                 1.11107152             Interest Freq           Monthly


Coupon                 6.43000                Cusip                   N/A
Delay                  14                     Yield Table Date        07/16/2001
Lead Manager           Morgan Stanley & Co    Yield Frequency         SemiAnnual
Orig Deal Size         1,522,419,768.94       Yield Day Count         30/360
Num of Tranches        22
Deal Age               0

PREPAY                  CPR 0    (!YM)CPR 25     (!YM)CPR 50     (!YM)CPR 75    (!YM)CPR 100
--------------------------------------------------------------------------------------------
Price/Yield
--------------------------------------------------------------------------------------------
         100/06           6.436          6.436            6.436          6.436          6.436
         100/07           6.430          6.430            6.430          6.430          6.430
         100/08           6.425          6.424            6.424          6.424          6.424
         100/09           6.419          6.419            6.419          6.419          6.418
         100/10           6.413          6.413            6.413          6.413          6.412
         100/11           6.407          6.407            6.407          6.407          6.407
         100/12           6.402          6.402            6.402          6.401          6.401
         100/13           6.396          6.396            6.396          6.396          6.395
         100/14           6.390          6.390            6.390          6.390          6.389
         100/15           6.384          6.384            6.384          6.384          6.384
         100/16           6.379          6.379            6.379          6.379          6.378
         100/17           6.373          6.373            6.373          6.373          6.372
         100/18           6.367          6.367            6.367          6.367          6.366
         100/19           6.362          6.361            6.361          6.361          6.361
         100/20           6.356          6.356            6.356          6.356          6.355
         100/21           6.350          6.350            6.350          6.350          6.349
         100/22           6.344          6.344            6.344          6.344          6.343
         100/23           6.339          6.339            6.339          6.338          6.338
         100/24           6.333          6.333            6.333          6.333          6.332
         100/25           6.327          6.327            6.327          6.327          6.326
         100/26           6.322          6.321            6.321          6.321          6.320
---------------------------------------------------------------------------------------------
AVERAGE LIFE               6.94           6.93             6.93            6.92          6.89
FIRST PRIN           06/15/2006     06/15/2006       06/15/2006      06/15/2006    05/15/2006
LAST PRIN            11/15/2010     11/15/2010       10/15/2010      09/15/2010    09/15/2010
PAYMENT WINDOW               54             54               53              52            53
ACCRUAL FACTOR           0.5180         0.5180           0.5180          0.5180        0.5180
MOD DURATION @ 100/16      5.41           5.40             5.40            5.40          5.38

     Page 7 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY

                                                                 MORGAN STANLEY

-------------------------------------------------------------------------------
07/16/2001  14:57:19  CARVE Version 575.0  /wmorgold
MSDWC MSDWC SERIES 2001-TOP 3 Class A4
-------------------------------------------------------------------------------
Class                  A4                     Settlement Date         07/30/2001
Original Balance       617,439,000.00         Dated Date              07/01/2001
Current Balance        617,439,000.00         First Payment Date      08/15/2001
Credit Rating          AAA/AAA                Next Payment Date       08/15/2001
Market Desc            N/A                    Payment Freq            Monthly
Factor                 1.00000000             Interest Freq           Monthly


Coupon                 6.62000                Cusip                   N/A
Delay                  14                     Yield Table Date        07/16/2001
Lead Manager           Morgan Stanley & Co    Yield Frequency         SemiAnnual
Orig Deal Size         1,522,419,768.94       Yield Day Count         30/360
Num of Tranches        22
Deal Age               0

PREPAY                  CPR 0    (!YM)CPR 25     (!YM)CPR 50     (!YM)CPR 75    (!YM)CPR 100
---------------------------------------------------------------------------------------------
Price/Yield
---------------------------------------------------------------------------------------------
         100/06           6.648          6.648            6.648           6.648         6.648
         100/07           6.644          6.644            6.644           6.644         6.643
         100/08           6.639          6.639            6.639           6.639         6.638
         100/09           6.635          6.635            6.635           6.635         6.634
         100/10           6.630          6.630            6.630           6.630         6.629
         100/11           6.626          6.626            6.626           6.626         6.624
         100/12           6.622          6.621            6.621           6.621         6.620
         100/13           6.617          6.617            6.617           6.617         6.617
         100/14           6.613          6.613            6.612           6.612         6.611
         100/15           6.608          6.608            6.608           6.608         6.606
         100/16           6.604          6.604            6.604           6.603         6.602
         100/17           6.599          6.599            6.599           6.599         6.597
         100/18           6.595          6.595            6.595           6.594         6.593
         100/19           6.590          6.590            6.590           6.590         6.588
         100/20           6.586          6.586            6.586           6.586         6.584
         100/21           6.582          6.581            6.581           6.581         6.579
         100/22           6.577          6.577            6.577           6.577         6.575
         100/23           6.573          6.573            6.572           6.572         6.570
         100/24           6.568          6.568            6.568           6.568         6.566
         100/25           6.564          6.564            6.564           6.563         6.561
         100/26           6.559          6.559            6.559           6.559         6.557
---------------------------------------------------------------------------------------------
AVERAGE LIFE               9.74           9.73             9.71            9.69          9.50
FIRST PRIN           11/15/2010     11/15/2010       10/15/2010      09/15/2010    09/15/2010
LAST PRIN            06/15/2011     06/15/2011       06/15/2011      06/15/2011    05/15/2011
PAYMENT WINDOW                8              8                9              10             9
ACCRUAL FACTOR           0.5333         0.5333           0.5333          0.5333        0.5333
MOD DURATION @ 100/16      6.97           6.96             6.95            6.94          6.84

     Page 8 of 8
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY

MSDWC
MSDWC
2001-TOP3
Treasury Curve (07/11/2001 @ 14:06:50)
          3 mth  3.5803  6 mth  3.5006  1 yr  3.6871  2 yr  4.0602  5 yr  4.7944  10 yr  5.2952  30 yr  5.6947

Security A1
Scenario 0
Avg Life: 3.0668  Total Interest: 8,563,857.35
Per                                    Date         Balance          Principal        Interest    Coupon         Total
                                                                                                                 Cash
                              0        7/1/01    50,000,000.00                0               0     5.51                0
                              1       8/15/01    49,505,061.57       494,938.43      229,583.33     5.51       724,521.77
                              2       9/15/01    49,006,985.90       498,075.67      227,310.74     5.51       725,386.41
                              3      10/15/01    48,406,876.06       600,109.84      225,023.74     5.51       825,133.59
                              4      11/15/01    47,901,828.42       505,047.64      222,268.24     5.51       727,315.88
                              5      12/15/01    47,294,886.47       606,941.95      219,949.23     5.51       826,891.18
                              6       1/15/02    46,782,778.87       512,107.59      217,162.35     5.51       729,269.95
                              7       2/15/02    46,267,424.65       515,354.23      214,810.93     5.51       730,165.15
                              8       3/15/02    45,453,536.82       813,887.83      212,444.59     5.51     1,026,332.42
                              9       4/15/02    44,929,723.49       523,813.33      208,707.49     5.51       732,520.82
                             10       5/15/02    44,304,398.00       625,325.49      206,302.31     5.51       831,627.81
                             11       6/15/02    43,773,287.75       531,110.24      203,431.03     5.51       734,541.27
                             12       7/15/02    43,140,811.84       632,475.91      200,992.35     5.51       833,468.26
                             13       8/15/02    42,602,312.59       538,499.26      198,088.23     5.51       736,587.48
                             14       9/15/02    42,060,398.36       541,914.23      195,615.62     5.51       737,529.85
                             15      10/15/02    41,417,333.53       643,064.82      193,127.33     5.51       836,192.15
                             16      11/15/02    40,867,893.98       549,439.56      190,174.59     5.51       739,614.15
                             17      12/15/02    40,217,454.92       650,439.06      187,651.75     5.51       838,090.80
                             18       1/15/03    39,660,395.05       557,059.87      184,665.15     5.51       741,725.01
                             19       2/15/03    39,099,801.91       560,593.15      182,107.31     5.51       742,700.46
                             20       3/15/03    38,243,988.15       855,813.75      179,533.26     5.51     1,035,347.01
                             21       4/15/03    37,670,128.44       573,859.72      175,603.65     5.51       749,463.36
                             22       5/15/03    36,995,653.53       674,474.91      172,968.67     5.51       847,443.58
                             23       6/15/03    36,413,866.16       581,787.37      169,871.71     5.51       751,659.08
                             24       7/15/03    35,731,621.50       682,244.66      167,200.34     5.51       849,444.99
                             25       8/15/03    35,141,806.40       589,815.10      164,067.70     5.51       753,882.80

                             26       9/15/03    34,548,249.96       593,556.44      161,359.46     5.51       754,915.90
                             27      10/15/03    33,854,468.79       693,781.17      158,634.05     5.51       852,415.21
                             28      11/15/03    33,252,736.11       601,732.69      155,448.44     5.51       757,181.12
                             29      12/15/03    32,550,941.56       701,794.55      152,685.48     5.51       854,480.03
                             30       1/15/04    31,940,929.40       610,012.16      149,463.07     5.51       759,475.23
                             31       2/15/04    31,327,047.15       613,882.25      146,662.10     5.51       760,544.35
                             32       3/15/04    30,517,416.25       809,630.90      143,843.36     5.51       953,474.26
                             33       4/15/04    29,894,482.67       622,933.58      140,125.80     5.51       763,059.39
                             34       5/15/04    29,171,911.45       722,571.22      137,265.50     5.51       859,836.72
                             35       6/15/04    28,540,430.67       631,480.78      133,947.69     5.51       765,428.47
                             36       7/15/04    27,809,482.59       730,948.08      131,048.14     5.51       861,996.23
                             37       8/15/04    27,169,346.70       640,135.89      127,691.87     5.51       767,827.77
                             38       9/15/04    26,525,148.57       644,198.13      124,752.58     5.51       768,950.71
                             39      10/15/04    25,781,734.73       743,413.83      121,794.64     5.51       865,208.47
                             40      11/15/04    25,128,720.95       653,013.79      118,381.13     5.51       771,394.92
                             41      12/15/04    24,376,667.15       752,053.80      115,382.71     5.51       867,436.51
                             42       1/15/05    23,714,726.37       661,940.77      111,929.53     5.51       773,870.30
                             43       2/15/05    23,048,584.31       666,142.06      108,890.12     5.51       775,032.18
                             44       3/15/05    22,094,557.80       954,026.51      105,831.42     5.51     1,059,857.92
                             45       4/15/05    21,418,103.67       676,454.14      101,450.84     5.51       777,904.98
                             46       5/15/05    20,643,082.26       775,021.41       98,344.79     5.51       873,366.20
                             47       6/15/05    19,957,404.96       685,677.30       94,786.15     5.51       780,463.45
                             48       7/15/05    19,173,344.33       784,060.63       91,637.75     5.51       875,698.38
                             49       8/15/05    18,478,327.37       695,016.95       88,037.61     5.51       783,054.56
                             50       9/15/05    17,778,898.03       699,429.34       84,846.32     5.51       784,275.66
                             51      10/15/05    16,981,357.82       797,540.21       81,634.77     5.51       879,174.99
                             52      11/15/05    16,272,415.16       708,942.66       77,972.73     5.51       786,915.39
                             53      12/15/05    15,465,551.37       806,863.79       74,717.51     5.51       881,581.29
                             54       1/15/06    14,746,975.22       718,576.15       71,012.66     5.51       789,588.81
                             55       2/15/06    14,023,836.40       723,138.83       67,713.19     5.51       790,852.02
                             56       3/15/06     7,685,704.56     6,338,131.83       64,392.78     5.51     6,402,524.62
                             57       4/15/06     5,555,402.38     2,130,302.19       35,290.19     5.51     2,165,592.38
                             58       5/15/06     2,768,658.36     2,786,744.01       25,508.56     5.51     2,812,252.57
                             59       6/15/06                0     2,768,658.36       12,712.76     5.51     2,781,371.12
Total                                                             50,000,000.00    8,563,857.35             58,563,857.35